THE MDL FUNDS

                               MDL CORE BOND FUND

                          SUPPLEMENT DATED JULY 1, 2005
                  TO THE INSTITUTIONAL CLASS SHARES PROSPECTUS
                               DATED MARCH 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
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At a special telephonic meeting of the Board of Trustees of The MDL Funds, held on June 16, 2005, the Board considered a proposal by the MDL Core Bond Fund's (the "Fund") investment adviser, MDL Advisers, Inc. (the "Adviser"), to close and liquidate the Fund as soon as reasonably practicable. The Adviser based its recommendation on the following: (i) the Fund had not been able to attract retail investor interest to achieve sufficient asset levels critical to the efficient management of the Fund, despite various promotional efforts by the Adviser, (ii) the Fund could not be operated on a competitive basis from an expense standpoint, absent the Adviser's continued use of fee waivers and expense reimbursements to sustain caps on the Fund's operating expenses, and
(iii) the Fund's target market of smaller retail shareholders was incompatible with the Adviser's focus on larger institutional accounts. Based on the Adviser's recommendation, the Board concluded that the Fund was not viable and that the liquidation of the Fund would be in the best interest of shareholders.

The Fund is expected to cease operations and make a liquidating distribution of assets to shareholders on or about July 29, 2005. Effective immediately, the Fund is closed to new investors and additional purchases by existing shareholders, except those investing through an automatic investment plan or certain qualified retirement accounts, such as a 401(k). The Fund intends to terminate the option to purchase shares by an automatic investment plan prior to the liquidation of the Fund.

As shareholders redeem shares of the Fund between the date of this supplement and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies as a result of the decrease in the Fund's assets. Accordingly, the Fund may not be able to achieve its investment objectives and may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

As is the case with other redemptions, each shareholder's redemption, including a mandatory redemption, will constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 MDL-SK-003-0100